UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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ANEBULO PHARMACEUTICALS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2021

Annual Meeting

of Stockholders

Proxy Statement

and

Form 10-K

For the fiscal year ended June 30, 2021

1415 Ranch Road 620 South, Suite 201, Lakeway, Texas 78734

Anebulo Pharmaceuticals, Inc.

1415 Ranch Road 620 South, Suite 201

Lakeway, Texas 78734

Tel.: (512) 598-0931

September 22, 2021

Dear Stockholders:

You are cordially invited to attend the 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Anebulo Pharmaceuticals, Inc. (the “Company”) to be held at the Company’s principal office located at 1415 Ranch Road 620 South, Suite 201, Lakeway, Texas 78734, on Friday, October 22, 2021, at 9:00 a.m., local time. If you cannot attend the Annual Meeting, you may vote over the internet, telephone or by mail.

The agenda for the Annual Meeting includes the following recommended actions:

●	the election of three Class I directors to the board of directors, each to hold office until the 2024 annual meeting and until his successor has been elected and qualified.

●	the approval to amend the Company’s 2020 Stock Incentive Plan increasing the number of shares of common stock reserved for issuance thereunder by 2,000,000 shares, to a new total of 3,650,000 shares.

●	ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the year ending June 30, 2022.

Please refer to the accompanying proxy statement for detailed information about each of the proposals and the Annual Meeting.

Every stockholder vote is important. Even if you do not plan to attend the Annual Meeting, we hope you will vote as soon as possible. You may vote by signing your proxy card and mailing it in accordance with the instructions on the card. If you prefer, you may vote over the internet or by telephone by following the instructions on your proxy card. You may revoke your proxy at any time before it is voted. You may also vote in person at the Annual Meeting if you are the stockholder of record.

Sincerely,

/s/ Daniel Schneeberger
Daniel Schneeberger
Chief Executive Officer

Anebulo Pharmaceuticals, Inc.

1415 Ranch Road 620 South, Suite 201

Lakeway, Texas 78734

Tel.: (512) 598-0931

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On October 22, 2021

To the Stockholders of Anebulo Pharmaceuticals, Inc.:

The 2021 Annual Meeting of Stockholders (the “Annual Meeting”) of Anebulo Pharmaceuticals, Inc. (the “Company”) will be held at the Company’s office located at 1415 Ranch Road 620 South, Suite 201, Lakeway, Texas 78734, on Friday, October 22, 2021, at 9:00 a.m., local time, for the following purposes:

1.	the election of the following directors to serve as the Class I directors to the board of directors, each to hold office until the 2024 annual meeting and until his successor has been elected and qualified:

● Joseph F. Lawler

● Daniel Schneeberger

● Aron R. English

2.	the approval to amend the Company’s 2020 Stock Incentive Plan increasing the number of shares of common stock reserved for issuance thereunder by 2,000,000 shares, to a new total of 3,650,000 shares.

3.	ratification of the appointment of EisnerAmper LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022.

4.	to transact any other business that may properly come before the Annual Meeting or any adjournment thereof, including a motion to adjourn or postpone the Annual Meeting.

The foregoing items of business are described more fully in the proxy statement accompanying this notice. We encourage you to read the proxy statement carefully and in its entirety.

The Company’s Board of Directors has fixed the close of business on September 7, 2021 as the record date for determining the stockholders entitled to receive notice of, and to vote at, the Annual Meeting and any adjournment thereof.

This notice of the Annual Meeting, proxy statement and accompanying proxy card are being distributed to the Company’s stockholders on or about September 22, 2021. Accompanying this notice of the Annual Meeting are (a) a proxy statement, (b) a form of proxy (or a voting instruction form if you hold shares of common stock through a broker or other intermediary) and (c) the Company’s Annual Report on Form 10-K for the fiscal year ended on June 30, 2021.

STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.

Your vote is important. Regardless of whether you plan to attend the Annual Meeting, we encourage you to vote your shares promptly by using the telephone, internet or mail, following the instructions provided in the enclosed documents, no later than 11:59 p.m., Eastern time, on October 21, 2021.

September 22, 2021

Lakeway, Texas

By Order of the Board of Directors,

/s/ Daniel Schneeberger
Daniel Schneeberger
Chief Executive Officer

Anebulo Pharmaceuticals, Inc.

Proxy Statement

For

2021 Annual Meeting of Stockholders

To be Held on Friday, October 22, 2021

i

PROXY STATEMENT

General

This proxy statement (“Proxy Statement”) is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Anebulo Pharmaceuticals, Inc., a Delaware corporation (the “Company,” “we,” “us” or “our”), of proxies from the stockholders of the Company to be used at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”). This Proxy Statement and the accompanying proxy materials are being distributed to the Company’s stockholders on or about September 21, 2021. Regardless of whether you plan to attend the Annual Meeting, we encourage you to vote your shares promptly by using the telephone, internet or mail, following the instructions provided in the enclosed proxy card or voting instruction form, no later than 11:59 p.m., Eastern time, on October 21, 2021. Please note that, although our proxy materials are available on our website, no other information contained on the website is incorporated by reference in or considered to be a part of this Proxy Statement.

Date, Time and Place of Annual Meeting

The Annual Meeting will be held at 9:00 a.m., local time, on Friday, October 22, 2021, at the Company’s principal office located at 1415 Ranch Road 620 South, Suite 201, Lakeway, Texas 78734. Please call us at tel.: (512) 598-0931 if you need assistance with directions to our office.

Record Date; Shares Entitled to Vote; Quorum

The Board has fixed the close of business on September 7, 2021 as the record date (the “Record Date”) for the Company’s stockholders entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were outstanding 23,344,567 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), which were held by approximately 5 holders of record. Stockholders are entitled to one vote for each share of Common Stock held as of the Record Date. There are no cumulative voting rights.

The holders of a majority of the outstanding shares of Common Stock issued and entitled to vote at the Annual Meeting, totaling 11,672,284 shares, must be present in person or by proxy to establish a quorum for business to be conducted at the Annual Meeting. Whether you attend the Annual Meeting in person, complete, sign and return the proxy card or vote via the internet or telephone, your shares will be counted as present at the Annual Meeting. Abstentions and broker non-votes are included for purposes of determining whether a quorum is present at the Annual Meeting. If you own shares through a bank or broker in street name, you may instruct your bank or broker how to vote your shares. A “broker non-vote” occurs when you fail to provide your bank or broker with voting instructions and the bank or broker does not have the discretionary authority to vote your shares on a particular proposal because the proposal is not a routine matter. Please consider the following voting matters specific to each proposal on the ballot:

●	Proposal 1 (election of directors) is not considered a routine matter. Your bank or broker may not have discretionary authority to vote your shares held in street name on this proposal. A broker non-vote may also occur if your broker fails to vote your shares for any reason.

●	Proposal 2 (approval to amend the Company’s 2020 Stock Incentive Plan (the “Plan”)) is not considered a routine matter. Your bank or broker may not have discretionary authority to vote your shares held in street name on this proposal. A broker non-vote may also occur if your broker fails to vote your shares for any reason.

●	Proposal 3 (ratification of the appointment of our independent registered public accounting firm) is considered a routine matter. Your bank or broker will have discretionary authority to vote your shares held in street name on this proposal.

If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, the Company may postpone or adjourn the Annual Meeting in order to solicit additional votes. The form of proxy being solicited by this Proxy Statement provides the authority for the proxy holders, in their discretion, to vote the stockholders’ shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, proxies received pursuant to this Proxy Statement will be voted in the same manner described in this Proxy Statement with respect to the original meeting.

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Stockholders of Record and Beneficial Owners

Many of our stockholders hold their shares through a broker, bank, or other agent rather than directly in their own names. The following are some distinctions between shares held of record and those owned beneficially:

●	Stockholder of Record. If your shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares. Access to our proxy materials is being provided directly to you by us. As a stockholder of record, you have the right to grant your voting proxy directly to us or to vote in person at the Annual Meeting.

●	Beneficial Owner. If your shares are held in a stock brokerage account or by a bank, you are considered the beneficial owner of the shares held in “street name.” Access to these proxy materials is being provided by your broker or bank who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker or bank on how to vote. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting.

Attendance and Voting by Proxy

If you are a stockholder whose shares are registered in your name, you may vote your shares by one of the following four methods:

●	Vote in person, by attending the Annual Meeting. We can give you a proxy card or a ballot when you arrive, if requested.

●	Vote by internet, by going to the web address, www.cstproxy.com/anebulo/2021, and following the instructions for internet voting. Please note that the deadline for voting electronically on the internet is 11:59 p.m., Eastern time, on October 21, 2021.

●	Vote by telephone, by calling the number printed on your voting document.

●	Vote by mail, by completing, signing, dating, and mailing the proxy card mailed to you in the envelope provided. If you vote by internet, please do not mail your proxy card. If you vote by mail, your signed proxy card must be received before the Annual Meeting to be counted at the Annual Meeting.

If your shares are held in “street name” (through a broker, bank or other agent), you should have received a separate voting instruction form or you may vote by telephone or on the internet as instructed by your broker, bank or other agent.

PLEASE NOTE THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER AGENT AND YOU WANT TO VOTE AT THE ANNUAL MEETING, YOU MUST FIRST OBTAIN A LEGAL PROXY ISSUED IN YOUR NAME FROM THE RECORD HOLDER. YOU WILL NOT BE PERMITTED TO VOTE IN PERSON AT THE ANNUAL MEETING WITHOUT THE LEGAL PROXY.

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The proxies identified on the back of the proxy card will vote the shares of which you are stockholder of record in accordance with your instructions. If you sign and return your proxy card without giving specific voting instructions, the proxies will vote your shares as follows:

●	“FOR” the election of the three Class I directors to the Board, each to hold office until the 2024 annual meeting and until his successor has been elected and qualified.

●	“FOR” the approval to amend the Company’s Plan increasing the number of shares of Common Stock reserved for issuance thereunder by 2,000,000 shares, to a new total of 3,650,000 shares.

●	“FOR” the ratification of the appointment of EisnerAmper LLP (“EisnerAmper”) as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022.

The giving of a proxy will not affect your right to vote in person if you decide to attend the Annual Meeting.

If for any reason any of the director nominees does not stand for election, any proxies we receive may be voted for a substitute nominee in place of the nominee who does not stand. We have no reason to expect that the director nominees will not stand for election. If any matters other than those addressed on the proxy card are properly presented for action at the Annual Meeting, the persons named in the proxy card will have the discretion to vote on those matters in their best judgment unless authorization is withheld. We are not aware of any other business to be acted upon at the Annual Meeting other than as set forth herein.

Revocation of Proxy

If you are a stockholder of record, whether you vote by internet, by telephone, or by mail, you may change or revoke your proxy before it is voted at the Annual Meeting by:

●	submitting a new proxy card bearing a later date;

●	voting again by the internet at a later time;

●	giving written notice before the Annual Meeting to our Secretary at the address set forth on the cover of this Proxy Statement stating that you are revoking your proxy; or

●	attending the Annual Meeting and voting your shares in person.

Please note that your attendance at the Annual Meeting will not alone serve to revoke your proxy. If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee.

Voting Requirements

Proposal 1: Election of Directors

Directors are elected by the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy and entitled to vote on the election of directors. Under Delaware law, votes that are withheld from a director’s election will be counted toward a quorum but will not affect the outcome of the vote on the election of a director. You may vote for all nominees, withhold your vote as to all nominees or for all nominees except those specific nominees from whom you withhold your vote. Broker non-votes will not be taken into account in determining the outcome of the election. Unless otherwise instructed or unless authority to vote is withheld, the proxy card accompanying these materials will be voted “FOR” the election of each director nominee.

Proposal 2: Approval to Amend the Company’s Plan

With respect to Proposal 2, the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote is required to approve the amendment to the Company’s Plan. Shares abstaining from voting and shares as to which a broker non-vote occurs are considered present for purposes of determining whether a quorum exists, but are not considered votes cast or shares entitled to vote with respect to this proposal. Unless otherwise instructed or unless authority to vote is withheld, the proxy card accompanying these materials will be voted “FOR” the amendment to the Company’s Plan.

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Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm

With respect to Proposal 3, the affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote is required to ratify the appointment of EisnerAmper as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022. An abstention is treated as entitled to vote and, therefore, has the same effect as voting “AGAINST” the proposal. Since this proposal is considered a “routine” matter, brokers will be permitted to vote on behalf of their clients if no voting instructions are furnished. Unless otherwise instructed or unless authority to vote is withheld, the proxy card accompanying these materials will be voted “FOR” the ratification of the appointment of EisnerAmper as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022.

Important Note Regarding Broker Non-Votes

If a broker does not receive instructions from the beneficial owner of shares held in street name for certain types of proposals, the broker must indicate on the proxy that it does not have authority to vote such shares as to such proposals. If your broker does not receive instructions from you, your broker may not be able to vote your shares for Proposals 1 and 2. Therefore, it is important that you provide voting instructions to your broker.

Solicitation of Proxies

Proxies will be solicited by mail and the internet. Proxies may also be solicited personally, or by telephone, fax, or other means by the directors, officers, and employees of the Company. Directors, officers, and employees soliciting proxies will receive no extra compensation but may be reimbursed for related out-of-pocket expenses. The Company will make arrangements with brokerage houses and other custodians, nominees, and fiduciaries to send the proxy materials to beneficial owners. The Company will, upon request, reimburse these brokerage houses, custodians, and other persons for their reasonable out-of-pocket expenses in doing so. The Company will pay the cost of solicitation of proxies.

Board Leadership Structure

Our current Board leadership structure consists of a Chairman of the Board, Joseph F. Lawler Dr. Lawler has been the Chairman of the Board since April 2020. Daniel Schneeberger has served as our Chief Executive Officer since July 2020.

Committees of the Board of Directors

The Company has a standing audit committee (“Audit Committee”), compensation committee (“Compensation Committee”) and nominating and corporate governance committee (“Nominating Committee”). The Board nominees, committee involvement and certain other relevant information is set forth below:

Director	Director Since	Independent Director	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
Joseph F. Lawler	2020

Daniel Schneeberger	2020

Aron R. English	2020		X (Chair)	X

Kenneth Lin	2021	X		X	X

Areta Kupchyk	2021	X		X (Chair)	X

Jason M. Aryeh	2021	X	X

Karah Parschauer	2021	X	X		X (Chair)

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The Audit Committee is a separately-designated audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee consisted of Aron English, Jason Aryeh and Karah Parschauer during the fiscal year ended June 30, 2021. Mr. English was the chairman of this committee during the fiscal year ended June 30, 2021. This committee met one time during the fiscal year ended June 30, 2021. The Board has determined that Mr. English is an “audit committee financial expert” as defined by the Securities and Exchange Commission (“SEC”) rules. The Audit Committee (i) oversees our corporate accounting and financial reporting processes and our internal controls over financial reporting; (ii) evaluates our independent public accounting firm’s qualifications, independence and performance; (iii) engages and provides for the compensation of our independent public accounting firm; (iv) approves the retention of our independent public accounting firm to perform any proposed permissible non-audit services; (v) reviews our financial statements; (vi) reviews our critical accounting policies and estimates and internal controls over financial reporting; and (vii) discusses with management and our independent registered public accounting firm the results of the annual audit and the reviews of our quarterly financial statements. The Board has determined that Mr. Aryeh and Ms. Parschauer meet the independence requirements of the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act and the applicable listing standards of Nasdaq. Mr. English does not meet such independence requirements under the applicable listing standards of Nasdaq because Mr. English is a controlling shareholder of entities from which the Company received payments in exchange for the Company’s securities in an amount greater than $200,000 within the past three fiscal years. However, Nasdaq Rule 5615(b)(1) provides that the Company may take up to one year to comply with the Nasdaq rules and replace Mr. English with another director who meets the independence standards of Nasdaq. The Company intends to appoint such a director prior to April 30, 2022.

The Audit Committee has authority under its charter to retain, approve fees for and terminate advisors, consultants, and agents as it deems necessary to assist in the fulfillment of its responsibilities. The Audit Committee Report, which appears in a subsequent section of this Proxy Statement, more fully describes the activities and responsibilities of the Audit Committee.

The Compensation Committee consisted of Aron English, Areta Kupchyk and Kenneth Lin during the fiscal year ended June 30, 2021. Ms. Kupchyk was chairman of this committee during the fiscal year ended June 30, 2021. This committee did not meet during the fiscal year ended June 30, 2021. The Compensation Committee’s role is to review and recommend policies relating to compensation and benefits of our officers and employees, including reviewing and approving corporate goals and objectives relevant to compensation of the Chief Executive Officer and other senior officers, evaluating the performance of these officers in light of those goals and objectives and setting compensation of these officers based on such evaluations. The Compensation Committee also administers the issuance of stock options and other awards under the Company’s equity-based incentive plans. The Board has determined that Ms. Kupchyk and Dr. Lin meet the independence requirements of the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act and the applicable listing standards of Nasdaq. Mr. English does not meet such independence requirements under the applicable listing standards of Nasdaq because Mr. English is a controlling shareholder of entities from which the Company received payments in exchange for the Company’s securities in an amount greater than $200,000 within the past three fiscal years. However, Nasdaq Rule 5615(b)(1) provides that the Company may take up to one year to comply with the Nasdaq rules and replace Mr. English with another director who meets the independence standards of Nasdaq. The Company intends to appoint such a director prior to April 30, 2022.

The agenda for meetings of the Compensation Committee is determined by its chairman. The Compensation Committee’s chairman reports the Compensation Committee’s recommendations on executive compensation to the Board. The Compensation Committee has authority under its charter to retain, approve fees for and terminate advisors, consultants, and agents as it deems necessary to assist in the fulfillment of its responsibilities.

The Nominating Committee consisted of Areta Kupchyk, Karah Parschauer and Kenneth Lin during the fiscal year ended June 30, 2021. The chairman of this committee is Ms. Parschauer. This committee did not meet during the fiscal year ended June 30, 2021. The primary functions of the Nominating Committee are to (i) recommend to the Board nominees for election as directors, and meet as necessary to review director candidates and nominees for election as directors; (ii) recommend members for each committee of the Board; (iii) oversee corporate governance standards and compliance with applicable listing and regulatory requirements; (iv) develop and recommend to the Board governance principles applicable to the Company; and (v) oversee the evaluation of the Board and its committees.

Each of the Board committees has a written charter. Copies of the charters are available for review on the Company’s website at www.anebulo.com on the Investor Relations page.

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Board Independence

A majority of the Board has determined that Areta Kupchyk, Karah Parschaeur, Jason Aryeh and Kenneth Lin are independent as determined in accordance with the Nasdaq listing standards and the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All members of the Nominating Committee are “independent” as defined by the SEC and the Nasdaq listing standards. Pursuant to applicable phase-in periods under the Nasdaq listing standards, two of the three members of the Audit Committee and Compensation Committee are “independent” as defined by the SEC and the Nasdaq listing standards.

Board Meetings and Attendance

During the fiscal year ended June 30, 2021, the Board held one meeting. Separate from the full Board meetings, the Audit Committee met one time and the Compensation and Nominating Committees did not meet. During the fiscal year ended June 30, 2021, each of our current directors attended 100% of all Board and applicable Committee meetings.

During the fiscal year ended June 30, 2021, each director received compensation for service to the Company as a director. See “Executive Compensation – Compensation of Directors.” The Company encourages, but does not require, directors to attend the Annual Meeting.

Risk Management

The Company has a risk management program overseen by its Chief Executive Officer and its Chief Financial Officer. Material risks are identified and prioritized by management. Each prioritized risk is referred to a Board committee or the full Board for oversight.

The Board reviews information regarding the Company’s credit, liquidity, and operations, as well as the risks associated with each. The Board also reviews and approves the annual operating budget of the Company. Because we rely on cash on hand to fund our operations, the Board as a whole devotes significant time to reviewing and approving our levels of indebtedness, contractual obligations and spending supporting our business activities. While each committee is responsible for specific risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. In addition, the Compensation Committee periodically reviews the most important risks to the Company to ensure that compensation programs do not encourage excessive risk taking.

Code of Ethics

The Company has adopted a Code of Ethics that applies to all its directors, officers and employees, including its Chief Executive Officer and its Chief Financial Officer. This Code is a statement of the Company’s high standards for ethical behavior, legal compliance, and financial disclosure. A copy of the Code of Ethics can be found in its entirety on the Company’s website at www.anebulo.com. Should there be any changes to, or waivers from, the Company’s Code of Ethics, those changes or waivers will be posted immediately on our website at the address noted above.

Stockholder Communications with Board of Directors

The Board has a process by which stockholders may communicate with the Board. Any stockholder desiring to communicate with the Board may do so in writing by sending a letter addressed to the Board of Directors, c/o Corporate Secretary at the following address: 1415 Ranch Road 620 South, Suite 201, Lakeway, Texas 78734. The Corporate Secretary has been instructed by the Board to promptly forward communications so received to the members of the Board.

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Nominations

The Nominating Committee is responsible for determining the slate of director nominees for election by stockholders. All director nominees will be approved by the Nominating Committee prior to annual proxy material preparation and are required to stand for election by stockholders at the next annual meeting. For positions on the Board created by a director’s leaving the Board prior to the expiration of such director’s current term, whether due to death, resignation, or other inability to serve, Article 3 of the Company’s Amended and Restated Bylaws provides that a director elected by the Board to fill a vacancy shall be elected for the unexpired term of his predecessor in office.

The Nominating Committee does not currently use any third-party search firm to assist in the identification or evaluation of Board member candidates. The Nominating Committee may engage a third party to provide such services in the future as it deems necessary or appropriate.

The Nominating Committee will determine the required selection criteria and qualifications of director nominees based upon the needs of the Company at the time nominees are considered. A candidate must possess the ability to apply good business judgment and must be in a position to properly exercise duties of loyalty and care. Candidates should also exhibit proven leadership capabilities, high integrity, experience with a high level of responsibility within their chosen fields, and have the ability to quickly understand complex principles of business and finance. Candidates with potential conflicts of interest or who do not meet the criteria are disqualified. The Nominating Committee will consider the criteria for nominees identified by the Nominating Committee, by stockholders, or through some other source. When current Board members are considered for nomination for reelection, the Nominating Committee also takes into consideration the member’s prior Board contributions, performance, and meeting attendance records.

The Nominating Committee will consider qualified candidates who are recommended by stockholders for possible nomination. Stockholders wishing to make such a recommendation may do so by sending the following information to the Board of Directors, c/o Corporate Secretary, at the address listed above:

●	name of the candidate with brief biographical information and résumé.

●	contact information for the candidate and a document evidencing the candidate’s willingness to serve as a director if elected.

●	a signed statement as to the submitting stockholder’s current status as a stockholder and the number of shares currently held.

Any such nomination must comply with the advance notice provisions of our Amended and Restated Bylaws. These provisions are summarized under “Stockholder Proposals to be Presented at Next Annual Meeting” in a subsequent section of this Proxy Statement.

The Nominating Committee will conduct a process of making a preliminary assessment of each proposed nominee based upon the résumé and biographical information, an indication of the individual’s willingness to serve and other background information. This information will be evaluated against the criteria set forth above as well as the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited for further evaluation through a series of interviews. The Nominating Committee uses the same process for evaluating all nominees, regardless of the original source of the information. The Nominating Committee will strive to nominate directors with a variety of complementary skills so that, as a group, the Board will possess the appropriate talent and expertise to oversee the Company’s businesses. In additions, the Nominating Committee keeps itself informed of diversity requirements imposed by Nasdaq or regulatory bodies, and will ensure that the Company’s Board composition complies with such requirements.

No candidates for director nominations were submitted to the Board of Directors by any stockholder in connection with the Annual Meeting.

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Composition of the Board of Directors

The Company believes that its Board should encompass a range of talent, skill, diversity, experience and expertise enabling it to provide sound guidance with respect to the Company’s operations and business goals. In addition to considering a candidate’s background and accomplishments, candidates are reviewed in the context of the current composition of the Board and the evolving needs of the Company. The Company’s policy is to have at least a majority of its directors qualify as “independent” as determined in accordance with the Nasdaq listing standards and Rule 10A-3 of the Exchange Act. The Nominating Committee will identify candidates for election to the Board and review their skills, characteristics and experience.

The Nominating Committee will seek directors with strong reputations, high integrity and experience in areas relevant to the strategy and operations of the Company, particularly in the pharmaceutical and biotechnology industries. The Nominating Committee believes that each nominee and current director also has other key attributes that are important to an effective board including the ability to engage management in a constructive and collaborative fashion and a diversity of background, experience and thought.

Transactions and Relationships with Directors, Officers and 5% Stockholders

On May 28, 2020 and June 18, 2020, we executed two promissory notes payable to Joseph Lawler in the aggregate principal amount of $200,000, reflecting cash advances by the lender to us in May and June 2020. The indebtedness was unsecured and bore interest at the rate of 8.0% per year. We used the proceeds of the cash advances to fund organizational costs and initial operating expenses. Generally we paid interest monthly on the two notes. In March 2021, we repaid the two outstanding promissory notes in full, in the amount of $213,053, consisting of principal and accrued interest.

On June 18, 2020, we received gross proceeds of $3,000,000 from a private placement of our series A preferred stock (the “Private Placement”), convertible into 2,047,500 shares of our Common Stock, pursuant to the terms of a securities purchase agreement (the “Securities Purchase Agreement”) with 22NW, LP, an institutional accredited investor affiliated with Aron R. English, who became a director of our company at such time. The series A preferred stock converted into shares of Common Stock, on a one-to-one basis, automatically upon the closing of our initial public offering.

As part of the Private Placement, 22NW, LP and Mr. English, individually, further agreed under the Securities Purchase Agreement to purchase, upon the achievement of certain corporate events, milestone warrants for $2,250,000 in the aggregate. The milestone warrants were exercisable for cash for up to 6,896,406 shares of series A preferred stock at an exercise price of $1.69 per share or on a “net-exercise” basis into such lesser number of shares of series A preferred stock by surrendering a portion of the underlying warrant shares, based on the positive difference between the stated milestone warrant exercise price and the initial public offering price per share, to pay the exercise price. The Securities Purchase Agreement provided that the milestone warrants must be purchased upon our achievement of (i) a filing with the U.S. Food and Drug Administration (“FDA”) of an investigational new drug application or the making of an analogous regulatory filing in any foreign jurisdiction, whichever occurred earlier, and (ii) an arrangement by us to produce the active pharmaceutical ingredient of ANEB-001, the Company’s lead product candidate, in amounts sufficient to facilitate the consummation of a trial pursuant to such regulatory filing, or otherwise forfeited. On March 8, 2021, 22NW, LP and Mr. English purchased the milestone warrants for $2,250,000 in cash following acceptance of an open European clinical trial application (“CTA”) in the Netherlands, permitting us to utilize ANEB-001 on human subjects in a Phase 2 clinical trial, and exercised the milestone warrants on a net-exercise basis into 5,236,343 shares of Common Stock in connection with the closing of our initial public offering.

We lease our office space in Lakeway, Texas from JFL Capital Management LLC, a company controlled by Dr. Lawler, the founder and the Chairman of the Board of our Company. Our office lease is month-to-month, and currently we pay rent of approximately $1,200 per month.

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22NW Fund, LP purchased $5.0 million of our Common Stock in our initial public offering in May 2021. The shares sold to 22NW Fund, LP were at the same price and on the same terms as the other investors in the initial public offering.

Policy Related to Related Party Transactions

Our Board has adopted a written related party transaction policy to set forth the policies and procedures for the review and approval or ratification of related party transactions. Related persons include any executive officer, director or a holder of more than 5% of our Common Stock, including any of their immediate family members and any entity owned or controlled by such persons. Related persons also include any nominees for director or executive officer. A related person transaction refers to any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which (i) we were or are to be a participant, (ii) the amount involved exceeds $120,000, and (iii) a related person had or will have a direct or indirect material interest. Related person transactions include purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness and guarantees of indebtedness, in each case subject to certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”).

The policy provides that in any related person transaction, our Nominating and Governance Committee and Board will consider all of the available material facts and circumstances of the transaction, including: (i) the direct and indirect interests of the related persons; (ii) in the event the related person is a director (or immediate family member of a director or an entity with which a director is affiliated), the impact that the transaction will have on a director’s independence; (iii) the risks, costs and benefits of the transaction to us; and (iv) whether any alternative transactions or sources for comparable services or products are available. After considering all such facts and circumstances, our Nominating and Governance Committee and Board will determine whether approval or ratification of the related person transaction is in our best interests. For example, if our Nominating and Governance Committee determines that the proposed terms of a related person transaction are reasonable and at least as favorable as could have been obtained from unrelated third parties, it will recommend to our Board that such transaction be approved or ratified. In addition, if a related party transaction likely would compromise the independence of one of our directors, our Nominating and Governance Committee may recommend that our Board reject the transaction if it could affect our ability to comply with securities laws and regulations or Nasdaq listing requirements.

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PROPOSAL ONE
ELECTION OF DIRECTORS

The Company’s Amended and Restated Certificate of Incorporation divides the Board into three classes of directors serving staggered three-year terms, with one class to be elected at each annual meeting of stockholders. At the Annual Meeting, three Class I directors are to be elected for a term of three years, to hold office until the expiration of the term in 2024 and until a successor shall have been qualified and elected. The nominees for election are Joseph F. Lawler, Daniel Schneeberger and Aron R. English, whose current terms expire in 2021.

Assuming the presence of a quorum, the nominees for director who receive the most votes will be elected. The form of proxy provides a means for stockholders to vote for or to withhold authority to vote for the nominee for director. If a stockholder executes and returns a proxy but does not specify how the shares represented by such stockholder’s proxy are to be voted, such shares will be voted FOR the election of the nominees for director. In determining whether this proposal has received the requisite number of affirmative votes, abstentions and broker non-votes will not be counted and will have no effect.

The following table sets forth the name and age of each nominee, director and executive officer as of the date of this Proxy Statement, including such person’s principal occupation during at least the past five years, the experience and skills that led to the conclusion that each nominee and director should serve as director and, if applicable, the year each director began serving as a director of the Company. There are no family relationships among any of our directors or executive officers.

Class I Director Nominees

Name	Age
Joseph F. Lawler	49

Dr. Lawler founded the Company in April 2020 and has been a member of the Board since April 2020. Dr. Lawler briefly served as the President of the Company from April to June 2020. Dr. Lawler is also the founder and has served as Managing Member of JFL Capital Management LLC, a healthcare investment fund with an emphasis on companies pursuing clinical drug development, since January 2015. Prior to Dr. Lawler’s involvement with JFL Capital Management LLC, Dr. Lawler was a co-founder and served as Senior Managing Partner of Merus Capital Partners, LLC, a proprietary trading business, from October 2011 to November 2014.

Dr. Lawler has extensive expertise in the biomedical field, and extensive experience in investment and strategic development. Dr. Lawler received his M.D. and Ph.D. from The Johns Hopkins University School of Medicine and he earned his B.A. degree from Queens College, City University of New York.

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Daniel Schneeberger	37

Dr. Schneeberger has served as the Company’s Chief Executive Officer and a member of the Board since July 2020. Dr. Schneeberger previously spent more than four years as an institutional investor in the biotechnology and healthcare sector, serving as Chief Executive Officer of ADARI Capital Management from January 2019 to June 2020, and senior analyst at JFL Capital Management LLC from May 2016 to December 2018, where he specialized in the prediction of clinical drug trial readouts as a basis for investments. Prior to Dr. Schneeberger’s involvement with JFL Capital Management LLC, Dr. Schneeberger was a consultant at McKinsey & Company from April 2013 to May 2016 where he advised clients in the pharmaceutical, private equity and agrochemical industry on research and development, portfolio decisions and commercial strategies.

Dr. Schneeberger has extensive experience in private equity investing and operational and financial consulting in the biotechnology industry, with a focus on the commercialization of drugs. Dr. Schneeberger received his medical diploma and a doctorate in rheumatology from the University of Basel, Switzerland. He also earned an M.B.A. from Harvard Business School and was named a Baker Scholar.

Aron R. English	39

Mr. English has served as a member of the Board since June 2020. Mr. English is the founder and has served as the President and Portfolio Manager of 22NW, LP, a Seattle-based value fund specializing in small and microcap investments with a multi-year investment horizon, since August 2014. Previously, Mr. English served as the director of research at Meson Capital Partners LLC, an investment firm, from January 2014 to August 2014. Prior to that, Mr. English served as director of research at RBF Capital, LLC, a provider of wealth management and financial services, from September 2010 until December 2013, after initially serving as a research analyst at the firm from September 2008 to September 2010.

Mr. English has investment experience and extensive knowledge of the capital markets. Mr. English earned his B.A. degree in English Literature with honors from the University of Washington.

Class II Directors with Terms Expiring in 2022

Name	Age
Kenneth Lin	48

Dr. Lin has served as a member of the Board since February 2021. Dr. Lin provided consulting services to Ligand from 2019 to 2020. Prior to that, he founded and served as the President and Chief Executive Officer of Ab Initio Biotherapeutics from January 2015 to July 2019. From July 2012 to July 2014, he was the Vice President of Corporate Development and Investor Relations for Ulthera, Inc., a medical device company that was acquired by Merz Pharma. From April 2008 to June 2012, Dr. Lin was a Vice President at TPG, a private equity investment firm, where he focused on healthcare.

Dr. Lin has extensive experience with private equity investing and management of biotechnology companies. He received his M.D. from Case Western Reserve University with honors and his B.S. degree in Biological Sciences from Stanford University.

Areta Kupchyk	64

Ms. Kupchyk has served as a member of the Board since April 2021. Ms. Kupchyk is a partner in the law firm of Foley Hoag LLP, where she co-chairs the firm’s FDA Law practice group, since October 2015. Ms. Kupchyk is an FDA lawyer who advises biotechnology, medical device and pharmaceutical companies, as well as healthcare providers and institutions, researchers and investors in FDA-related matters. Ms. Kupchyk previously served as Associate Chief Counsel for Drugs and Biologics and Assistant General Counsel for Litigation at the FDA from 1993 to 2003.

Ms. Kupchyk has extensive experience as regulatory counsel at the FDA, as well as legal expertise in the life sciences field. Ms. Kupchyk received a B.A. degree from the University of Maryland Baltimore County and J.D. from the University of Maryland School of Law.

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Class III Directors with Terms Expiring in 2023

Name	Age
Jason M. Aryeh	53

Mr. Aryeh has served as a member of the Board since March 2021. Mr. Aryeh is the founder and managing general partner of JALAA Equities, LP, a private hedge fund focused on the biotechnology and medical device sectors, and has served in such capacity since 1997. Mr. Aryeh has served as a member of the board of directors of Ligand Pharmaceuticals Inc., a publicly-traded biopharmaceutical company focused on developing or acquiring technologies that help pharmaceutical companies discover and develop medicines, since September 2006. Mr. Aryeh has also served as a director of Orchestra BioMed, Inc., a private biomedical innovation company focused on developing transformative therapeutic products, since November 2018. Mr. Aryeh has served as a director of numerous public and private companies.

Mr. Aryeh has in-depth knowledge of the biopharmaceutical market and broad range of companies in the industry as the managing general partner of a hedge fund focused on the life sciences sector. Mr. Aryeh also has transactional expertise in capital markets. Mr. Aryeh earned a B.A. in economics, with honors, from Colgate University, and is a member of the Omnicron Delta Epsilon Society in economics.

Karah Parschauer	44

Ms. Parschauer has served as a member of the Board since February 2021. Ms. Parschauer has served as General Counsel and Executive Vice President of Ultragenyx Pharmaceutical, Inc., a clinical-stage biopharmaceutical company since June 2016. Prior to Ultragenyx, Ms. Parschauer served in various executive capacities, and most recently as Vice President, Associate General Counsel, at Allergan plc, a pharmaceutical company, from June 2005 to June 2016. Prior to Allergan plc, Ms. Parschauer was an attorney at Latham and Watkins LLP, where she practiced in the areas of mergers and acquisitions, securities offerings and corporate governance. Ms. Parschauer also serves as a member of the board of directors of Evolus, Inc., a medical aesthetics company, since July 2019.

Ms. Parschauer has extensive experience within the pharmaceutical industry and as an attorney, particularly with respect to matters concerning corporate governance. Ms. Parschauer holds a B.A. degree in Biology from Miami University and a J.D. from Harvard Law School.

Executive Officers

Name	Age	Position
Rex Merchant	61	Chief Financial Officer

Mr. Merchant has served as the Company’s Chief Financial Officer since January 2021. Mr. Merchant has served as the Chief Financial Officer of JFL Capital Management LLC since May 2018. Prior to joining JFL Capital Management LLC, Mr. Merchant served as Chief Financial Officer of Western Investment LLC, a hedge fund manager and investment advisory firm, from September 2008 to December 2017. Mr. Merchant also served as Chief Financial Officer of Leadership Foundations, a non-profit organization, from October 2011 to April 2018.

Mr. Merchant has performed business valuation, litigation analysis and expert witness services, as well as extensive work in information technology throughout his career. Mr. Merchant received an M.S. degree in Taxation from Golden Gate University, a B.S. degree in Industrial Engineering from Stanford University, and he holds Chartered Financial Analyst (“CFA”) and Chartered Alternative Investment Analyst (“CAIA”) designations.

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Vote Required and Board Recommendation

The director nominee receiving the affirmative vote of the majority of shares of Common Stock present in person or represented by proxy and entitled to vote at the Annual Meeting will be elected as a director. Under Delaware law, votes that are withheld from a director’s election will be counted toward a quorum but will not affect the outcome of the vote on the election of a director. You may vote for all nominees, withhold your vote as to all nominees or for all nominees except those specific nominees from whom you withhold your vote. Broker non-votes will not be taken into account in determining the outcome of the election. Unless otherwise instructed or unless authority to vote is withheld, the proxy card accompanying these materials will be voted “FOR” the election of each director nominee.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE TO THE BOARD OF DIRECTORS.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes compensation that the Company paid during the fiscal years ended June 30, 2021 and the period from April 23, 2020 (date of inception) to June 30, 2020 to our Chief Executive Officer and our two most highly compensated executive officers other than the Chief Executive Officer for the fiscal year ended June 30, 2021 (the “Named Executive Officers”).

Summary Compensation Table

	Award Compensation
Name and Principal Position	Fiscal Years	Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
Daniel Schneeberger (1)	2021	$13,978	$0	$106,437	$0	$0	$120,415
Chief Executive Officer and director	2020	-	-	-	-	-	-

Rex Merchant (2)	2021	$119,792	$0	$0	$0	$0	$119,792
Chief Financial Officer	2020	-	-	-	-	-	-

(1)	Dr. Schneeberger has served as our Chief Executive Officer and a director since July 2020.

(2)	Rex Merchant has served as our Chief Financial Officer since January 2021.

Employment Agreements and Potential Payments upon Termination or Change in Control

On July 21, 2020, we entered into an employment agreement with Daniel Schneeberger. Pursuant to the employment agreement, Dr. Schneeberger agreed to serve as our Chief Executive Officer, oversee our day-to-day business operations, including directing research and development of our medical technologies, and perform duties customary for this position. The employment agreement with Dr. Schneeberger is effective for an initial term of three years, commencing on July 21, 2020 and concluding on August 1, 2023, with automatic extensions for successive one-year periods, unless earlier terminated. The employment agreement provides Dr. Schneeberger with a base salary of $7.25 per hour paid in accordance with our customary payroll practices, as well as stock-based awards subject to the Company’s Plan. The Plan is already defined above subject to the Plan, Dr. Schneeberger was entitled to a total of 245,622 shares of our Common Stock, which would vest ratably in six quarterly installments (40,937 shares each quarter) over an 18-month period. In addition, Dr. Schneeberger was entitled to stock-based awards based on achieving certain performance targets as follows: (i) 245,622 shares upon the first patient being dosed in a Phase 2 clinical trial with ANEB-001, (ii) 245,622 shares upon the availability of a newly synthesized active pharmaceutical ingredient acceptable for dosing in a United States clinical trial and (iii) 245,634 shares upon the completion of an initial public offering and a public listing on a major exchange.

In the event of a change in control of the Company, Dr. Schneeberger would be entitled to the vesting of 50% of any stock-based awards granted but not yet vested prior to the change in control event not less than six months after the change in control event, provided Dr. Schneeberger remains employed by the Company. If the change in control event is an initial public offering, Dr. Schneeberger would be entitled to the full vesting of any stock-based awards. Dr. Schneeberger’s stock-based award vested fully upon completion of the Company’s IPO in May 2021. In the event of Dr. Schneeberger’s termination, Dr. Schneeberger will be entitled to severance payments as follows: (i) if terminated by us without cause or upon his resignation for good reason, severance payments will be equal to the remainder of the annual base compensation for the year in which the date of termination occurs and the immediate award and vesting of the next quarterly stock-based award and (ii) if terminated due to non-extension of the initial term, and only if we exercise our non-compete option, severance payments will be equal to the annual base compensation for the year in which the date of termination occurs, multiplied by a fraction, the numerator of which is equal to the number of days from the date of termination through the one-year anniversary thereof and the denominator of which is 365.

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The employment agreement with Dr. Schneeberger also contains covenants (a) restricting Dr. Schneeberger from engaging in any activities competitive with our business during his employment with us and for a period of one year thereafter, (b) preventing Dr. Schneeberger from recruiting, soliciting or hiring away employees of the Company for a period of one year after his employment with us, (c) prohibiting Dr. Schneeberger from disclosing confidential information regarding the Company at any time, and (d) confirming that all work product or other intellectual property developed by Dr. Schneeberger and relating to our business constitutes our sole and exclusive property. The employment agreement is governed by the laws of the state of Texas.

GRANTS OF PLAN-BASED AWARDS

Outstanding Equity Award Table at Fiscal Year-End

The following table provides information on outstanding equity awards as of June 30, 2021 to our Named Executive Officers.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options exercisable	Number of securities underlying unexercised options unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares or units that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity Incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
									(1)
Daniel Schneeberger (1)	-	-	-	$-		-	$-	0	$0

(1)	Dr. Schneeberger’s shares vested 100% on completion of the Company’s IPO in May 2021.

Mr. Merchant has not received any grants.

Pension Benefits

The Company does not sponsor any pension benefit plans. None of the Named Executive Officers contributes to such a plan.

Non-Qualified Deferred Compensation

The Company does not sponsor any non-qualified defined compensation plans or other non-qualified deferred compensation plans.

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DIRECTOR COMPENSATION

Compensation of Directors

The Board has the authority to determine the amount of compensation to be paid to its members for their services as directors and committee members and to reimburse directors for their expenses incurred in attending meetings. The following table sets forth a summary of compensation for the fiscal year ended June 30, 2021 that the Company paid to each director other than Dr. Schneeberger, who does not receive additional compensation for serving on the Board and whose compensation is described in the “Summary Compensation Table”:

Name	Fees Earned or Paid in Cash	Stock Awards		Option/Warrants Awards	All Other Compensation		Total
Joseph F. Lawler	$5,500	$		$63,971	$		$69,471

Aron R. English	3,000			63,971			66,971

Jason M. Aryeh	500			63,971			64,471

Areta Kupchyk	3,000			65,688			68,688

Kenneth Lin	500			63,971			64,471

Karah Parschauer	3,000		-	63,971		-	66,971

Total	$15,500	$		$385,543	$		$401,043

Each Director is paid as follows:

-	$1,000 per year cash

-	Additional $10,000 per year cash for serving as chairman of the Board or a Board Committee

-	Stock options as noted in the table above

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding ownership of our Common Stock as of the Record Date, by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director and director nominee of the Company, (iii) each of the Named Executive Officers, as described below, of the Company, and (iv) all executive officers and directors of the Company as a group. Unless otherwise indicated in the footnotes below, each of the named persons has sole voting and investment power with respect to the shares shown as beneficially owned.

Applicable percentage ownership is based on 23,344,567 shares of Common Stock outstanding as of the Record Date. In computing the number of shares of Common Stock beneficially owned by a person and the percentage ownership of that person, we deemed to be outstanding all shares of Common Stock subject to options or restricted stock held by that person that are currently exercisable or will vest or are exercisable within 60 days of the Record Date.

Shares of Common Stock Beneficially Owned as of September 7, 2021
Name of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Class

Joseph F. Lawler	12,000,000		51.4%

Daniel Schneeberger	982,500		4.2%

Rex Merchant	–		–

Aron R. English	7,998,093	(2)	34.3%

Jason M. Aryeh	–		–

Areta Kupchyk	–		–

Kenneth Lin	–		–

Karah Parschauer	–		–

22NW Fund, LP	3,343,565	(3)	14.3%

Pharma Investors, LLC	4,654,528	(3)	19.9%

All directors and executive officers as a group (8 persons)	20,980,593		89.9%

(1)	Except as otherwise provided in the footnotes below, the address of the beneficial owners listed in the table above is c/o Anebulo Pharmaceuticals, Inc., 1415 Ranch Road 620 South, Suite 201, Lakeway, Texas 78734.

(2)	Consists of (i) 3,343,565 shares of Common Stock directly held by 22NW Fund, LP and (ii) 4,654,528 shares of Common Stock directly held by Pharma Investors, LLC. Mr. English, as the Manager of 22NW Fund GP, LLC, which is the General Partner of 22NW Fund, LP, may be deemed to beneficially own the securities owned directly by 22NW Fund, LP. Mr. English, as the owner of Pharma Investors, LLC, may be deemed to beneficially own the securities owned directly by Pharma Investors, LLC.

(3)	The address for 22NW Fund, LP and Pharma Investors, LLC is 1455 NW Leary Way, Suite 400, Seattle, Washington 98107.

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PROPOSAL TWO

approval to amend the Company’s 2020 Stock Incentive Plan

The Board has unanimously approved an amendment to the Plan which would increase the total number of shares of Common Stock that may be awarded under the Plan to 3,650,000 shares from 1,650,000 shares. The amendment to the Plan will increase the total number of shares of Common Stock that may be awarded by amending and restating Section 4(a) of the Plan, so that, as amended, it will read as follows:

(a) Number of Shares. Subject to adjustment under Section 8 hereof, Awards may be made under the Plan covering up to 3,650,000 shares of common stock of the Company (the “Common Stock”). If any Award expires, lapses, or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part (including as the result of shares of Common Stock subject to such Award being repurchased by the Company at or below the original issuance price), in any case in a manner that results in any shares of Common Stock covered by such Award not being issued or being so reacquired by the Company, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan. Further, shares of Common Stock delivered (whether by actual delivery or attestation) or tendered to the Company by a Participant to satisfy the applicable exercise or purchase price of an Award and/or to satisfy any applicable tax withholding obligation (including shares retained by the Company from the Award being exercised or purchased and/or creating the tax obligation) shall be added to the number of shares of Common Stock available for the grant of Awards under the Plan. However, in the case of Incentive Stock Options (as hereinafter defined), the foregoing provisions shall be subject to any limitations under the Code. Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares, shares purchased on the open market, or treasury shares. At no time while there is any Option (as defined below) outstanding and held by a Participant who was a resident of the State of California on the date of grant of such Option, shall the total number of shares of Common Stock issuable upon exercise of all outstanding options and the total number of shares provided for under any stock bonus or similar plan or agreement of the Company exceed the applicable percentage as calculated in accordance with the conditions and exclusions of Section 260.140.45 of the California Code of Regulations (the “California Regulations”), based on the shares of the Company which are outstanding at the time the calculation is made.

The closing price of the Common Stock on Nasdaq as of September 21, 2021 was $7.08.

2020 Stock Incentive Plan

On June 17, 2020, the Board and our stockholders adopted the Plan. The purpose of the Plan is to enhance our ability to attract, retain and motivate persons who are expected to make important contributions to our Company and by providing such persons with equity ownership opportunities and performance-based incentives that are intended to better align the interests of such persons with those of our stockholders. We have reserved a total of 1,650,000 shares of Common Stock for issuance under the Plan.

No stock-based awards were issued under the Plan for the period from April 23, 2020 (date of inception) to June 30, 2020. Subsequent to June 30, 2020, we awarded 982,500 shares of restricted Common Stock to Dr. Schneeberger, subject to the satisfaction of certain performance targets and vesting requirements pursuant to the award agreement and our employment agreement with Dr. Schneeberger. In 2021, we awarded stock options under the Plan to certain of our eligible employees and non-employee directors to purchase up to an aggregate of 604,404 shares of our Common Stock.

Administration. The Plan is to be administered by the Board. Subject to the terms of the Plan, the Board is authorized to grant awards; adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it deems advisable; construe and interpret terms of the Plan and any award agreements entered into under the Plan; correct any defect; supply any omission; reconcile any inconsistency in the Plan or any award in the manner and to the extent it deems expedient. All decisions by the Board shall be final and binding on all persons having a claim or interest in the Plan or in any award. To the extent permitted by applicable law, the Board is authorized to delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board.

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Eligibility. The persons eligible to receive awards under the Plan are our employees, officers, directors, consultants and advisors. Currently, the Company has two officers, seven directors and one employee.

Types of Awards. Our Plan provides for the issuance of Common Stock, stock options, stock incentive options, restricted stock, restricted stock units, and other stock-based awards.

Stock Available for Awards. Subject to certain adjustments, the total number of shares of Common Stock that may be awarded under the Plan will be equal to 1,650,000 shares. However, if this Proposal 2 is approved, the total number of shares of Common Stock that may be awarded under the Plan will be equal to 3,650,000 shares. In the event an award expires, lapses, is forfeited, or is terminated, surrendered, or canceled without having been fully exercised, the unused Common Stock covered by such award shall again be available to be granted under the Plan. Shares of Common Stock delivered or tendered to satisfy any applicable tax withholding obligation shall be added to the number of shares of Common Stock available to be granted under the Plan, except in the case of incentive stock options, which are subject to the limitations in the Internal Revenue Code of 1986 (the “Code”). Shares of Common Stock issued under the Plan may consist in whole or in part of authorized but unissued shares, shares purchased on the open market, or treasury shares. Any participant under the Plan who was a resident of the State of California on the date of the grant of an option shall be subject to the conditions and exclusions of Section 260.140.45 of the California Code of Regulations (the “California Regulations”), based on our shares which are outstanding at the time the calculation is made. After taking into consideration the 982,500 shares of restricted Common Stock awarded to Dr. Schneeberger and the 604,404 shares of Common Stock reserved for issuance upon the exercise of stock options awarded to certain of our eligible employees and non-employee directors, the Plan has 63,096 shares remaining available.

In the event of a merger or consolidation of an entity with us or the acquisition by us of property or stock of an entity, the Board may grant awards in substitution for any options or other stock or stock-based awards granted prior to such merger or consolidation. Such substitute awards may be granted on such terms as the Board deems appropriate in the circumstances, notwithstanding any limitations on awards contained in the Plan.

Stock Options. The Board is authorized to grant options to purchase Common Stock and determine the number of shares of Common Stock to be covered by each option, the exercise price of each option, and the conditions and limitations applicable to the exercise of each option, including conditions relating to applicable federal or state securities laws, as the Board considers necessary or advisable.

Incentive stock options, as defined in Section 422 of the Code, are only available to our employees. All such incentive stock options shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. If an option intended to qualify as an incentive stock option does not so qualify, the Board has discretion to amend the Plan and award with respect to such option so that such option qualifies as an incentive stock option.

The Board is authorized to establish the exercise price of each option and specify the exercise price in an applicable option agreement. The exercise price is not to be less than 100% of the fair market value on the date the option is granted, but in the case of an incentive stock option granted to an employee who owns stock representing more than 10% of the voting power of all classes of our stock, the per share exercise price is to be no less than 110% of the fair market value on the date the option is granted. The Board may specify the terms and duration under which options are exercisable in an applicable option agreement, but the maximum term is 10 years for the exercise of options and 5 years for the exercise of incentive stock options.

Restricted Stock; Restricted Stock Units. The Board is authorized to grant restricted stock and restricted stock units and to determine the terms and conditions set forth in the applicable award agreement, including the conditions for vesting, repurchase, forfeiture and issue price. Restricted stock is a grant of shares of Common Stock which are subject to our right to repurchase at their issue price or other stated formula, and which may be forfeited if issued at no cost, under conditions specified by the Board. Alternatively, the Board may grant restricted stock units, which entitle the recipient to receive Common Stock or cash at the time such award vests. Participants holding restricted stock or restricted stock units are entitled to ordinary cash dividends. Prior to settlement, an award of restricted stock units carries no voting or dividend rights or other rights associated with share ownership, although dividend equivalents may be granted.

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Other Stock-Based Awards. The Board is authorized to grant awards that are valued by reference to, or otherwise based on, shares of Common Stock, including stock appreciation rights and awards entitling recipients to receive shares of Common Stock to be delivered in the future. The Board has the sole discretion to determine the terms and conditions of such awards, including purchase price, transfer restrictions, and vesting conditions.

Adjustments for Changes in Common Stock and Certain Other Events. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any dividend or distribution to holders of Common Stock other than an ordinary cash dividend, we will equitably adjust in the manner determined by the Board (i) the number and class of securities available under the Plan, (ii) the number and class of securities and exercise price per share of each outstanding option, (iii) the number of shares subject to and the repurchase price per share subject to each outstanding restricted stock award, and (iv) the terms of each other outstanding award.

General Provisions Applicable to Awards. Awards are subject to restrictions not to be sold, assigned, transferred, pledged or otherwise encumbered, unless the Board determines otherwise. The Board is authorized to determine the form in which each award shall be evidenced (written, electronic or otherwise), the terms of each award, and the effect of an award in the event a recipient’s disability, death, retirement, termination, cessation of employment, authorized leave of absence, other change in employment or other change in status. The Board may provide that any award shall become immediately exercisable in full or in part, free from some or all restrictions, or otherwise realizable at any time.

No Rights as Stockholder. Subject to the provisions of the applicable award, recipients of an award under the Plan (including their designated beneficiaries) have no rights as stockholders with respect to such award until becoming the record holder of shares of Common Stock to be distributed with respect to such award.

Effective Date and Term of the Plan. The Plan is effective on the date adopted by the Board and expires in 10 years.

Amendment of the Plan. The Board may amend, suspend or terminate the Plan (or any portion thereof) at any time, subject to the approval of stockholders or provisions of the Code, as applicable.

Compliance with Code Section 409A. Unless otherwise provided for in an award, awards granted under the Plan are intended to be exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code.

Restrictions on Shares; Claw-back Provisions. The Plan and awards granted thereunder are subject to such terms and conditions determined by the Board, including restrictions on the transferability of shares, our right to repurchase shares, our right to require the transfer of shares in the event of certain transactions, tag-along rights, bring-along rights, redemption and co-sale rights and voting requirements. The issuance of shares of Common Stock are subject to recipients’ consent to such terms and conditions. All awards are subject to the provisions of any claw-back policy implemented by us, including any claw-back policy adopted to comply with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act and any rules or regulations promulgated thereunder, to the extent set forth in such claw-back policy and/or in the applicable award agreement.

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The following table provides information concerning the Company’s Plan, including the proposed 2,000,000 shares of Common Stock for future issuance.

PLAN BENEFITS
2020 Stock Incentive Plan
Name and Position	Dollar Value	Number of Units
Daniel Schneeberger Chief Executive Officer	$106,437	982,500

Rex Merchant Chief Financial Officer	0	0
Executive Group	106,437	982,500
Non-Executive Director Group	385,543	493,740
Non-Executive Officer Employee Group	39,202	54,000

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote is required to approve the amendment to the Company’s Plan. Shares abstaining from voting and shares as to which a broker non-vote occurs are considered present for purposes of determining whether a quorum exists, but are not considered votes cast or shares entitled to vote with respect to this proposal. Unless otherwise instructed or unless authority to vote is withheld, the proxy card accompanying these materials will be voted “FOR” the amendment to the Company’s Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE COMPANY’S 2020 STOCK INCENTIVE PLAN.

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PROPOSAL THREE
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Company’s Audit Committee has appointed EisnerAmper to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2022. Although stockholder ratification is not required, the Board has directed that the appointment of EisnerAmper be submitted to the stockholders for ratification at the Annual Meeting.

EisnerAmper provided audit services to the Company for the fiscal year ended June 30, 2021. A representative of EisnerAmper will be present at the Annual Meeting, and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Vote Required and Board Recommendation

The affirmative vote of the holders of a majority of the shares present in person or by proxy and entitled to vote is required to ratify the appointment of EisnerAmper as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022. In the event the stockholders fail to ratify the appointment, the Board may reconsider its appointment for this year. Even if the appointment is ratified, the Board, in its discretion, may, if circumstances dictate, direct the appointment of a different independent registered public accounting firm at any time during the year, if the Board determines that such a change would be in the Company’s and its stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2022.

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PRINCIPAL AUDITOR FEES AND SERVICES

Audit Fees

The audit and tax fees billed during the period from April 23, 2020 (inception) to June 30, 2020 and for the fiscal year ended June 30, 2021 by our independent registered public accounting firm, EisnerAmper, were as follows:

	For the Year ended	For the period from April 23, 2020 (inception) to
	June 30, 2021	June 30, 2020
Audit fees(1)	$77,500	$155,387
Tax fees	-	1,500
Total fees	$77,500	$156,887

(1) Audit fees consist of fees for the audit of our annual financial statements, the review of our interim financial statements, and services provided in connection with the registration statement for the initial public offering of our common stock, which was completed in May 2021.

Tax Fees and All Other Fees

Other than the fees described above, we paid no fees for any other services, including other audit-related fees, tax fees or other fees, to EisnerAmper during the fiscal year ended June 30, 2021.

The Audit Committee has considered and noted that EisnerAmper has not rendered any non-audit services, other than tax return preparation, to the Company. Accordingly, the Audit Committee has concluded that the independence of EisnerAmper has been maintained.

AUDIT COMMITTEE PRE-APPROVAL POLICY

The Audit Committee’s policy is to pre-approve all audit, audit-related and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. The Audit Committee may also pre-approve particular services on a case-by-case basis. The independent registered public accounting firm is required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with such pre-approval. The Audit Committee may also delegate pre-approval authority to one or more of its members. Such member(s) must report any decisions to the Audit Committee at the next scheduled meeting.

AUDIT COMMITTEE REPORT

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal controls. The Audit Committee is responsible for engaging the independent registered public accounting firm to perform an independent audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles and to issue reports thereon. The Committee reviews and oversees these processes, including oversight of:

●	the integrity of the Company’s financial statements.
●	the Company’s independent registered public accounting firm’s qualifications and independence.
●	the performance of the Company’s independent registered public accounting firm.
●	the Company’s compliance with legal and regulatory requirements.

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In this context, the Audit Committee hereby reports as follows:

●	the Audit Committee has reviewed and discussed the audited financial statements with the Company’s management.
●	the Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 1301, Communications with Audit Committees.
●	the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence and has discussed with the independent registered public accounting firm its independence.
●	based on the review and discussions referred to in previous paragraphs, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2021 for filing with the SEC.

This report is submitted by the members of the Audit Committee.

Aron R. English (Chairman)

Jason M. Aryeh

Karah Parschauer

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STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

In accordance with SEC regulations under Rule 14a-8, in order for a stockholder proposal to be considered for inclusion in our Proxy Statement for the annual meeting next year, the stockholder must provide the information required by our bylaws and give timely notice to the Corporate Secretary in accordance with our bylaws, which require that the notice be received by the Corporate Secretary no earlier than the close of business on June 25, 2022 and no later than the close of business on July 25, 2022, and the Corporate Secretary must receive the written proposal at our principal executive offices located at:

Anebulo Pharmaceuticals, Inc.

Attn: Corporate Secretary

1415 Ranch Road 620 South, Suite 201

Lakeway, TX 78734

If the date of the stockholder meeting is advanced or delayed by more than 30 days prior to the anniversary of our annual meeting for the prior year, then notice of a stockholder proposal that is intended to be included in our Proxy Statement under Rule 14a-8 must be received no earlier than the close of business on the 120th day prior to such annual meeting and no later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which the public announcement of the date of such meeting is first made by the Company.

AVAILABLE INFORMATION

We are a reporting company under the Exchange Act and file annual, quarterly, and special reports and other information with the SEC. You may read and copy any material that we file with the SEC at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain more information about the SEC’s Public Reference Room by calling 1-800-SEC-0330. The SEC also maintains an internet site that contains all of these reports and other information regarding our Company and other issuers that file electronically with the SEC at http://www.sec.gov. We also post links to our SEC filings at our web site at http://www.anebulo.com.

You may request a copy of the Company’s annual, quarterly, and current reports, proxy statements, and other information at no cost, including our annual report on Form 10-K, including financial statements and schedules thereto, for the year ended June 30, 2021, by writing or calling the Company at the following address and telephone number:

Anebulo Pharmaceuticals, Inc.

Attn: Chief Financial Officer

1415 Ranch Road 620 South, Suite 201

Lakeway, Texas 78734

Tel.: (512) 598-0931

OTHER MATTERS

As of the date of this Proxy Statement, the Board does not know of any other matter that will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, or any adjournment thereof, the person or persons voting the proxies will vote on such matters in accordance with their best judgment and discretion.

By Order of the Board of Directors,

/s/ Daniel Schneeberger
Daniel Schneeberger
Chief Executive Officer

September 22, 2021
Lakeway, TX

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